UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 1, 2010

Assurant, Inc.

(Exact name of registrant as specified in charter)

Commission File Number: 001-31978

Delaware	13-3689915
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

One Chase Manhattan Plaza, 41st Floor

New York, New York 10005

(Address of principal executive offices, including zip code)

(212) 859-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Certain Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Effective as of February 1, 2010, each member of the Management Committee of Assurant, Inc. (the “Company”), including each of the Company’s named executive officers, entered into an amendment to his or her Change of Control Employment Agreement with the Company. The amendment eliminates any gross-up payments intended to offset excise taxes that may be imposed under Section 4999 of the Internal Revenue Code with respect to payments made in connection with a change of control. This description is qualified in its entirety by reference to the form of amendment attached hereto as Exhibit 10.1.

Item 9.01.	Exhibits.

(d) Exhibits

Exhibit 10.1	Form of Amendment to Assurant, Inc. Change of Control Employment Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Assurant, Inc.

By:	/S/ STEPHEN W. GAUSTER
Stephen W. Gauster Senior Vice President, Chief Corporate Counsel and Assistant Secretary

Date: February 1, 2010

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